Exhibit 10.20


                 AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 7 ("Amendment") is entered into as of October 31, 2002, by and between SPAR Marketing Force, Inc., a Nevada corporation ("SMF"), SPAR, Inc., a Nevada corporation ("SPAR"), SPAR/Burgoyne Retail Services, Inc., an Ohio corporation ("SBRS"), SPAR Group, Inc., a Delaware corporation ("SGI"), SPAR Incentive Marketing, Inc., a Delaware corporation ("SIM"), SPAR Trademarks, Inc., a Nevada corporation ("STM"), SPAR Marketing, Inc. (DE), a Delaware corporation ("SMIDE"), SPAR Marketing, Inc. (NV), a Nevada corporation ("SMINV"), SPAR Acquisition, Inc., a Nevada corporation ("SAI"), PIA Merchandising Co., Inc., a California corporation ("PIA"), Pacific Indoor Display Co., Inc., a California corporation ("Pacific") and Pivotal Sales Company, a California corporation ("Pivotal") (each a "Borrower" and collectively, the "Borrowers") and Whitehall Business Credit Corporation ("Lender").

                                   BACKGROUND

     Borrowers and Lender are parties to a Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 22, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender provides Borrowers with certain financial accommodations.

     Borrowers have requested that Lender increase the letter of credit subfacility and Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

        (a)  Section 1(A) of the Loan Agreement is amended as follows:

               (i) the following defined terms are added in their appropriate alphabetical order:

                    "Seventh Amendment" shall mean Amendment No. 7 to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of October 31, 2002.

                    "Seventh Amendment Effective Date" shall mean the date upon which all the conditions precedent set forth in Section 4 of the Seventh Amendment have been satisfied.

        (b) The following defined term is amended in its entirety to provide as follows:

                    "Term shall mean the Closing Date through October 31, 2003 subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder."

        (c) Section 2(A) (a) of the Loan Agreement is amended by deleting "$750,000" and inserting "$900,000" in its place and stead.

        (d) Section 2(A)(c)(ii) of the Loan Agreement is hereby amended by adding the following proviso at the end of clause (ii) which provides as follows:

            "provided, however, if any Borrower requests the issuance of any Letter of Credit having an expiry date later than the last day of the Term (which was July 31, 2003 as of the Sixth Amendment Effective Date and is October 31, 2003 as of the Seventh Amendment Effective Date), then on the last day of the Term Borrowers will cause cash to be deposited and maintained in an account with Lender, as cash collateral in an amount equal to one hundred and five percent (105%) of such Letters of Credit, such cash collateral to be required without the necessary of any demand, but otherwise to be held by Lender in accordance with the second paragraph of Section 5(b)(v)."

     3. Consent. Subject to satisfaction of the conditions precedent set forth in Section 4 below and notwithstanding anything to the contrary set forth in
Section 12(n)(ii) of the Loan Agreement, Lender consents to the repurchase by SPAR of shares of SPAR stock for not greater than $500,000 in the aggregate; provided, however, that after giving effect to any such repurchase, Borrowers shall have an average Undrawn Availability of at least $2,500,000 for the ten
(10) day period prior to such repurchase.

     4. Conditions of Effectiveness. This Amendment shall become effective upon Lender's receipt of four (4) copies of this Amendment executed by Borrowers and consented and agreed to by the Guarantors.

     5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

        (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

        (b) Upon the effectiveness of this Amendment, such Borrower hereby reaffirms that all continuing covenants, representations and warranties made in the Loan

Agreement, to the extent the same are not amended hereby, are true and correct in all material respects and agrees that all such continuing covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, excluding, however, those events subject to an express written waiver or consent from us or those expressly permitted or not prohibited by the covenants, provided, however, that any representation or warranty incorporating schedules speak only as of the Closing Date, subject to Borrower's obligation under Section 12(m) of the Loan Agreement to notify Lender of certain occurrences or events.

        (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment, excluding, however, those events subject to an express written waiver or consent from us.

        (d) As of the date hereof, Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

     6. Effect on the Loan Agreement.

        (a) Upon the effectiveness of this Amendment hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

        (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                      SPAR MARKETING FORCE, INC.
                                      SPAR, INC.
                                      SPAR/BURGOYNE RETAIL SERVICES, INC.
                                      SPAR INCENTIVE MARKETING, INC.
                                      SPAR TRADENAMES, INC.
                                      SPAR MARKETING, INC. (DE)
                                      SPAR MARKETING, INC. (NV)
                                      SPAR ACQUISITION, INC.
                                      SPAR PERFORMANCE GROUP, INC.,
                                      PIA MERCHANDISING CO., INC.
                                      PACIFIC INDOOR DISPLAY CO., INC.
                                      PIVOTAL SALES COMPANY
                                      SPAR GROUP, INC., as Borrowers


                                      By: /s/ Charles Cimitile
                                         -------------------------------------
                                         Name:  Charles Cimitile
                                         Title: Chief Financial Officer of
                                                  each of the foregoing entities


                                      WHITEHALL BUSINESS CREDIT CORPORATION


                                      By: /s/ Joseph Zautra
                                         -------------------------------------
                                         Name:  Joseph Zautra
                                         Title: Vice President

CONSENTED AND AGREED TO:


/s/ Robert G. Brown
------------------------------
Robert G. Brown, a Guarantor


/s/ William H. Bartels
------------------------------
William H. Bartels, a Guarantor


PIA MERCHANDISING LIMITED,
a Guarantor


By: /s/ Charles Cimitile
   ----------------------------
   Name:  Charles Cimitile
   Title: Chief Financial Officer